UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

(888) 776-6804

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NSPR	NYSE American
Warrants, exercisable for one share of Common Stock	NSPR.WS	NYSE American
Series B Warrants, exercisable for one share of Common Stock	NSPR.WSB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure

Beginning on May 26, 2020, InspireMD, Inc. (the “Company”) will make presentations to potential institutional and other investors as part of a “road show,” during which the Company will provide an overview of its business. A copy of the presentation materials to be shown to potential institutional and other investors is furnished herewith as Exhibit 99.1.

The presentation materials contain certain projections of the Company’s anticipated results of operations, or assumptions or estimates as to future events or outcomes. It is intended to speak only as of the date of this Report and should not be construed as representing projections of the Company’s anticipated results of operations, or assumptions or estimates as to future events or outcomes, as of any subsequent date. By furnishing the projections and other information in the presentation materials, the Company is not undertaking, and the Company expressly disclaims, any obligation to furnish updated or revised projections of the Company’s projected results of operations, or assumptions or estimates as to future events or outcomes, to reflect any events or circumstances occurring or existing at any time after the date hereof (irrespective in any such case of whether the projections, assumptions or estimates set forth in the presentation materials, in light of events or circumstances occurring or existing at any time after the date hereof, shall have ceased to have a reasonable basis). Consequently, the projections of the Company’s anticipated results of operations, assumptions and estimates set forth in the presentation materials furnished hereby should not be regarded as a representation by the Company that the projected results of operations can or will be achieved, only that the Company has concluded in good faith that they may be achieved based on many assumptions. The Company’s regular annual and quarterly financial statements, and the accompanying discussions and analyses of its financial condition and results of operations, contained in the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission after the date of this Report will contain disclosure regarding the Company’s actual results of operations for fiscal periods covered by the projections in the presentation materials. The Company’s actual results could, and likely will, vary significantly from the potential results projected in the presentation materials, as a result of, among other things, changes in operations, factors affecting the Company’s business and industry, and the degree and timing to which management is able to execute its currently proposed business plan.

Please refer to page 2 of Exhibit 99.1 for a cautionary note regarding certain forward-looking statements included therein and the risks and uncertainties related thereto.

This information is being furnished pursuant to Item 7.01 of this Report and the exhibit being furnished as Exhibit 99.1 hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference and regardless of any general incorporation language in such filing. This inclusion of such information in this Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Presentation of InspireMD, Inc., as furnished on May 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: May 26, 2020	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer

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